© 2015 Quality Is Our Recipe, LLC Second-Quarter 2015 Conference Call August 5, 2015 Exhibit 99.1

© 2015 Quality Is Our Recipe, LLC DAVID POPLAR Vice President Investor Relations 2

Today’s Agenda CEO Overview Emil Brolick Financial Update Todd Penegor Q&A 3

This presentation, and certain information that management may discuss in connection with this presentation, contains certain statements that are not historical facts, including information concerning possible or assumed future results of our operations. Those statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (The “Reform Act”). For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the
Reform Act.
Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by our forward-looking statements. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond our control, include but are not limited to those identified under the caption “Forward-Looking Statements” in our news release issued on August 5,
2015 and in the “Special Note Regarding Forward-Looking Statements and Projections” and “Risk Factors”
sections of our most recent Form 10-K / Form 10-Qs.
In addition, this presentation and certain information management may discuss in connection with this presentation reference non-GAAP financial measures, such as adjusted earnings before interest, taxes, depreciation and amortization (or adjusted EBITDA), adjusted EBITDA margin and adjusted earnings per share. Adjusted EBITDA, adjusted EBITDA margin and adjusted earnings per share exclude certain expenses, net of certain benefits. Reconciliations of non-GAAP financial measures to the most directly comparable
GAAP financial measures are provided in the Appendix to this presentation, and are included in our news release issued on August 5, 2015 and posted on www.aboutwendys.com.

Forward-Looking Statements and Non-GAAP
Financial Measures

© 2015 Quality Is Our Recipe, LLC EMIL BROLICK President & CEO 5

© 2015 Quality Is Our Recipe, LLC
NA COMPANY-OPERATED RESTAURANT
MARGIN INCREASES 40 BPS TO 18.2%
IMPROVEMENT OF 170 BPS IN ADJ.
EBITDA MARGIN* TO 21.3%
6
ADJ. EBITDA* UP 5.2% DESPITE SALE OF
141 COMPANY RESTAURANTS
COMPANY INTENDS TO ENTER INTO
~$165 MILLION ASR TRANSACTION
NA SYSTEMWIDE SRS INCREASE 2.2%;
5.4% ON A TWO-YEAR BASIS
*See Reconciliation of Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted EPS in Appendix

2015 Balanced Across Core, LTO & Price/Value LTO Price/Value Core 7

2015 Product Successes to Date 8

EXPERIENCE HIGH LOW FUNCTIONAL EMOTIONAL Wendy’s: New QSR Quality, QSR Price A B C New QSR Traditional QSR 9

HOW WE GROW
BRAND RELEVANCE + ECONOMIC RELEVANCE = GROWTH
Financial Management
Global Growth
Restaurant Utilization &
Brand Access
System Optimization
New Restaurant Growth
Image / Experience Activation
North America Same-Restaurant Sales Growth
Shareholder
Value-Enhancing
Initiatives
Core Organic
Growth
Strategies

11 System Optimization – Quality of Earnings Evolution 50% 50% 80% 20% 2012 (A) ~23% Co. Ownership 2017 (E) ~5% Co. Ownership Rent & Royalties Company Restaurants

Confident in Long-Term Outlook Cut Above Brand Positioning Recipe to Win Energized Franchisees Committed to Growth Strong Company & Restaurant Economic Models 12

© 2015 Quality Is Our Recipe, LLC TODD PENEGOR Chief Financial Officer 13

$ Mils (except per-share amounts)
Second Quarter Financial Highlights
N.A. Systemwide SRS
2.2%
3.2%
2-Year 5.4%
N.A. Company SRS
2.4%
3.9%
2-Year 6.3%
N.A. Co. Rest. Margin
18.2%
17.8%
+40 bps
G&A
$60.8
$66.4
8.4%
Adjusted EBITDA*
$104.3
$99.1
5.2%
Adjusted EBITDA Margin*
21.3%
19.6%
+170
bps
Adjusted EPS*
$0.08
$0.09
-11.1%
2015**
2014**
B/(W)
*  See Reconciliation of Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted EPS in the Appendix.
** Due to the recent sale of its bakery business, the Company is reporting its bakery results as Discontinued Operations in its financial statements.
The Company has provided quarterly reclassified 2014 statements of operations on its website to conform to its current-year presentation.

Q2 2015 vs. Q2 2014: Adjusted EBITDA

* The Company has provided quarterly reclassified 2014 statements of operations on its website to conform to its current-year presentation.
**   Due to the recent sale of its bakery business, the Company is reporting its bakery results as Discontinued Operations in its financial statements.
(Unaudited)
$ in millions
Improved Quality of Earnings: Adjusted EBITDA Margin Growth of 170 BPS
$104.2
$99.1
$104.3
($6.6)
($1.0)
($4.2)
$5.7
$2.7
$2.5
$1.5
($0.5)
2014 Q2 Reported
Adj. EBITDA
LY Gains on
Rest. Sales &
Surplus Property*
LY Bakery
EBITDA**
2014 Q2 Revised
Adj. EBITDA
G&A
Savings
Franchise
Fees
(Canadian
TAFs)
IA
Impact
Core Restaurant
EBITDA
Other
Disposed Rest.
EBITDA
(SO II)
2015 Q2
Adj. EBITDA

2015 Image Activation On Track
Total System Annual
Reimages & New Builds
Total System Cumulative
Reimages & New Builds
450
Reimages
80
New
16
10
64
234
486
530
2011A
2012A
2013A
2014A
2015E
10
74
308
794
1,324
2011A
2012A
2013A
2014A
2015E

System Optimization Update
Canada System
Optimization
•
Sold
remaining restaurants during
2Q
•
Commitment to build more than 60 new
restaurants in Canada
•
Reinvestment of
proceeds in Canadian
Build-to-Suit program
U.S. System
Optimization
•
Plan
to sell an additional 540
restaurants: 280 in 2015 and 260 in 2016
•
Strong interest in all markets
•
Expect pre-tax proceeds of $400-$475M
System Optimization II
System Optimization III

ONGOING SYSTEM OPTIMIZATION

Rental Revenue Evolution –
Expect $100M Growth
Total = $68M
2014* (A)
2017 (E)
Owned
Properties
Leased
Properties
Total = $170M
By 2017 expect to monetize ~70% of our owned real estate properties
* 2014 actuals exclude ~$1M of rental revenue related to the Bakery business
$ millions
$21
$47
$100
$70

•
Successfully completed $850 million share repurchase
•
Announced today plans to enter in to an Accelerated Share
Repurchase Transaction for approximately $165 million
•
Expect to utilize remaining $400 million authorization by end of 2016
Share Repurchase Update

Company previously announced $1.4 billion share
repurchase program on June 3

2015 Outlook
20
•
Reaffirming
•
G&A expense of approximately $250 million
•
Capital expenditures of approximately $240 to $250 million
•
Depreciation and amortization to be approximately flat to prior year
•
Revising
•
Company-operated SRS growth of 2.0-2.5 percent
•
Company-operated restaurant margin outlook of 17.0 to 17.5 percent
•
Reported effective tax rate of 38 to 40%
Increasing Adjusted EBITDA to $385 to $390 million
Reaffirming Adjusted EPS of $0.31 to $0.33

2020 Goals
$2MM
20%
1.3x+
1,000
AUVs
Restaurant
Margins
Sales to
Investment
Ratio
New NA
Restaurants
60%
Total
Reimaged NA
Restaurants
BRAND
RELEVANCE
ECONOMIC MODEL
RELEVANCE
Achievement requires two growth drivers:

© 2015 Quality Is Our Recipe, LLC DAVID POPLAR Vice President Investor Relations (614) 764-3311 david.poplar@wendys.com 22

2015 Investor Relations Calendar: Key Dates
September 10
CL King (NYC) Conference
October 15
Image Activation Market Visit with
Goldman Sachs (Dublin)
November 4
3Q Earnings Release
November 18
Morgan Stanley Conference
December 9
Wedbush Conference

Q&A 24

Appendix 25

Reconciliation of Adjusted EBITDA from Continuing Operations to Net Income

2015
2014
1
2015
2014
1
Adjusted EBITDA from continuing operations
104,286
$
99,102
$
185,097
$
171,219
$
(Less) plus:
Depreciation and amortization
(39,335)
(37,998)
(74,880)
(78,578)
System optimization gains, net
15,654
1,418
14,849
74,395
Reorganization and realignment costs
(6,279)
(1,276)
(10,892)
(15,987)
Impairment of long-lived assets
(10,018)
(77)
(11,955)
(2,606)
Operating profit
64,308
61,169
102,219
148,443
Interest expense
(17,201)
(13,083)
(29,944)
(26,025)
Loss on early extinguishment of debt
(7,295)
-
(7,295)
-
Other income, net
272
856
511
1,377
Income from continuing operations before income taxes
40,084
48,942
65,491
123,795
Provision for income taxes
(15,259)
(21,615)
(22,516)
(51,459)
Income from continuing operations
24,825
27,327
42,975
72,336
Discontinued operations:
Income from discontinued operations, net of income taxes
231
1,680
9,588
2,974
Gain on disposal of discontinued operations, net of income taxes
15,139
-
15,139
-
Net income from discontinued operations
15,370
1,680
24,727
2,974
Net income
40,195
$
29,007
$
67,702
$
75,310
$
Adjusted EBITDA margin
21.3%
19.6%
19.7%
16.9%
Previously reported Adjusted EBITDA
1
104,232
$
191,566
$
Updated to exclude net gain on disposal of assets
(970)
(13,021)
Updated to exclude Adjusted EBITDA from our bakery's discontinued operations
(4,160)
(7,326)
Six Months
Three Months
Adjusted EBITDA from continuing operations
99,102
$
171,219
$
1
2014 Adjusted EBITDA updated to conform to the current year presentation.

Reconciliation of Adjusted Income and Adjusted Earnings Per Share from
Continuing Operations to Net  Income and Diluted Earnings Per Share
Per share
Per share
Adjusted income and adjusted earnings per share from continuing operations
28,701
$
0.08
$
31,952
$
0.09
$
(Less) plus:
Impairment of long-lived assets
(6,145)
(0.02)
24
0.00
Loss on early extinguishment of debt
(4,479)
(0.01)
-
-
Reorganization and realignment costs
(3,842)
(0.01)
(271)
(0.00)
Depreciation of assets that will be replaced as part of the Image Activation initiative
(2,629)
(0.01)
(3,369)
(0.01)
System optimization gains (losses), net
13,219
0.04
(1,009)
(0.01)
Total adjustments
(3,876)
(0.01)
(4,625)
(0.02)
Income from continuing operations
24,825
0.07
27,327
0.07
Net income from discontinued operations
15,370
0.04
1,680
-
Net income
40,195
$
0.11
$
29,007
$
0.08
$
Previously
reported
adjusted
income
and
adjusted
earning
per
share
1
34,217
$
0.09
$
Updated to exclude net gain on disposal of assets
(598)
-
Updated to exclude adjusted income from our bakery's discontinued operations
(1,667)
-
Adjusted income and adjusted earning per share from continuing operations
31,952
$
0.09
$
Per share
Per share
Adjusted income and adjusted earnings per share from continuing operations
51,069
$
0.14
$
49,481
$
0.13
$
(Less) plus:
Impairment of long-lived assets
(7,340)
(0.02)
(1,486)
(0.00)
Reorganization and realignment costs
(6,688)
(0.02)
(9,009)
(0.02)
Loss on early extinguishment of debt
(4,479)
(0.01)
-
-
Depreciation of assets that will be replaced as part of the Image Activation initiative
(2,520)
(0.01)
(9,266)
(0.03)
System optimization gains, net
12,933
0.04
42,616
0.11
Total adjustments
(8,094)
(0.02)
22,855
0.06
Income from continuing operations
42,975
0.12
72,336
0.19
Net income from discontinued operations
24,727
0.07
2,974
0.01
Net income
67,702
$
0.18
$
75,310
$
0.20
$
Previously
reported
adjusted
income
and
adjusted
earning
per
share
1
60,466
$
0.16
$
Updated to exclude net gain on disposal of assets
(8,033)
(0.02)
Updated to exclude adjusted income from our bakery's discontinued operations
(2,952)
(0.01)
Adjusted income and adjusted earning per share from continuing operations
49,481
$
0.13
$
1
2014 Adjusted income and adjusted earnings per share updated to conform to the current year presentation.
2015
2014
Six Months
Three Months
2015
2014
1
1

28